Exhibit 99.1

    News

400 Somerset St., New Brunswick, NJ 08901

732.342.7600

MAGYAR BANCORP, INC.

ANNOUNCES RESULTS OF

SPECIAL MEETINGS OF STOCKHOLDERS AND DEPOSITORS

AND PRELIMINARY OFFERING RESULTS

New Brunswick, New Jersey, June 30, 2021 — Magyar Bancorp, Inc. (NASDAQ: MGYR) (the “Company”), parent company of Magyar Bank, announced today that, at separate meetings held on June 30, 2021, both the stockholders of the Company and the depositors of Magyar Bank, approved the Plan of Conversion and Reorganization pursuant to which Magyar Bancorp, MHC will convert from the mutual holding company to the stock holding company form of organization.

Sufficient orders were received in the subscription offering such that it is expected that no community offering or syndicated offering will be held. The Company is currently processing the orders received; accordingly, no further information regarding the offering is available at this time.

The closing of the offering and conversion remains subject to customary regulatory approvals and the satisfaction of customary closing conditions. Subject to receipt of those approvals and satisfaction of those conditions, the Company anticipates closing the transaction in mid-July 2021. Final results of the offering and the anticipated closing date will be announced following receipt of all regulatory approvals to complete the transaction.

The shares of the Company’s common stock currently trade on the Nasdaq Global Market under the symbol “MGYR” and will continue to trade on the Nasdaq Global Market under the symbol “MGYR” following the closing of the conversion and offering.

If you have any questions regarding the offering or the conversion, please call the Stock Information Center at (877) 643-8198. The Stock Information Center is open from 10:00 a.m. to 4:00 p.m., Eastern Time, Monday through Friday, except bank holidays.

Forward-Looking Statements

Certain statements contained herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “may,” “will,” “would,” “intend,” “believe,” “expect,” “plan,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. These statements are based upon the current beliefs and expectations of Company management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to: the failure to obtain the final approval of the Board of Governors of the Federal Reserve or the New Jersey Department of Banking and Insurance for the proposed conversion and related stock offering, delays in obtaining such approvals, or adverse conditions imposed in connection with such approvals; risks related to the real estate and economic environment, particularly in the market areas in which the Company operates; fiscal and monetary policies of the U.S. Government; changes in government regulations affecting financial institutions, including regulatory compliance costs and capital requirements; fluctuations in the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; the effects of any pandemic, including COVID-19; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; the risk that the Company may not be successful in the implementation of its business strategy; changes in prevailing interest rates; credit risk management; asset-liability management; and other risks described in the Company’s filings with the Securities and Exchange Commission, which are available at the SEC’s website, www.sec.gov.

The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above or other factors could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About Magyar Bancorp, Inc.

Magyar Bancorp is the parent company of Magyar Bank, a community bank headquartered in New Brunswick, New Jersey. Magyar Bank has been serving families and businesses in Central New Jersey since 1922 with a complete line of financial products and services. Magyar operates seven branch locations in New Brunswick, North Brunswick, South Brunswick, Branchburg, Bridgewater, and Edison (2). Please visit us online at www.magbank.com.

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